PROXY
          ANNUAL MEETING OF SHAREHOLDERS OF FIRST FINANCIAL CORPORATION


Robert S. Gaiswinkler and John C. Seramur, and each of them, are hereby appointed proxies, with full power of substitution, to vote all shares of stock the undersigned is entitled to vote at the annual meeting of shareholders of First Financial Corporation, to be held at the Holiday Inn Convention Center, 1501 North Point Drive, Stevens Point, Wisconsin, on April 17, 1996 at 10:00 a.m., Local Time, and at any adjournments thereof, as follows, hereby revoking any proxy heretofore given.

1.       ELECTION OF FOUR DIRECTORS:
                                  Robert T. Kehr, Robert P. Konopacky,
                                  Ralph R. Staven and Arlyn G. West

[ ]      FOR all nominees listed above
         (except as marked to the contrary)

[ ]      WITHHOLD AUTHORITY
         to vote for all nominees listed above

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below).



THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CHOICE IS INDICATED, WILL BE VOTED FOR ITEM 1.


2. In their discretion on such other matters as may properly come before the meeting, all set out in the Notice and Proxy Statement relating to the meeting, receipt of which are hereby acknowledged.

                                        Dated:_____________________ , 19________

                                        ________________________________________

                                        ________________________________________
                                        (Please  sign  exactly  as name  appears
                                        hereon.  If stock is owned by more  than
                                        one person,  all owners  should sign. If
                                        signing  as   attorney,   administrator,
                                        executor, guardian or trustee, please indicate such capacity. A proxy given by a corporation should be signed by an authorized officer.)


      THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THIS CORPORATION